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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 11, 2003




                            JUPITERMEDIA CORPORATION
             (Exact name of registrant as specified in its charter)


   DELAWARE                         000-26393                   06-1542480
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(State or other                 (Commission File              (IRS Employer
jurisdiction of                     Number)                 Identification No.)
incorporation)


       23 OLD KINGS HIGHWAY SOUTH, DARIEN, CT                      06820
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      (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (203) 662-2800
                                                           --------------




                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       On July 11, 2003 (the "Closing Date"), the Registrant acquired the assets (the "Acquisition)" of DevX.com from DevX.com, Incorporated, a Delaware corporation (the "Company"), pursuant to an Asset Purchase Agreement (the "Purchase Agreement"), dated July 11, 2003, between the Company and the Registrant.

       The consideration paid in the Acquisition (which was determined as a result of arms'-length negotiations) consisted of cash in the amount of $2,250,000 and 200,000 restricted shares of the Registrant's common stock plus the assumption of certain liabilities including accounts payable and obligations to fulfill contractual commitments.

       Formed through venture capital investment from Hummer Winblad Venture Partners, DevX is a provider of technical information and services that enable corporate application development teams to meet development challenges. DevX provides the international developer community with comprehensive information about software development for corporate applications. DevX resources are available through three main channels: its public Web site www.devx.com; DevX Vendor Development Portals, which enable leading IT vendors to reach a large, influential audience seeking product and vendor-specific technical information; and DevX Corporate Development Portals for corporate IT departments.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired:

               The financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the due date of this filing.

         (b) Pro Forma Financial Information:

               The pro forma financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the due date of this filing.
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         (c) Exhibits:

               2.1 Asset Purchase Agreement, dated July 11, 2003, between DevX.com, Incorporated and Jupitermedia Corporation*

               99.1 Press Release, dated July 14, 2003, of Jupitermedia Corporation

* The exhibits to the Asset Purchase Agreement are not being filed herewith. The Asset Purchase Agreement filed herewith briefly describes the contents of each exhibit to the Asset Purchase Agreement. The Registrant undertakes to furnish supplementally a copy of any omitted exhibit to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted exhibits.

Exhibit A               Screen Shot of DevX.com
Exhibit B               Intellectual Property
Exhibit C               Assumed Contracts and Liabilities
Exhibit D               Hardware, Software and Equipment
Exhibit E               Form of Trademark Assignment
Exhibit F               Employee List
Exhibit G               Agreement of Information Necessary for Operation Not
                        Transferred to Purchaser
Exhibit H               Mirror Site
Exhibit I               Form of Escrow Agreement
Exhibit J               Form of Registration Rights Agreement
Exhibit K               Financial Statements
Exhibit L               Seller Disclosure of Exceptions
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          JUPITERMEDIA CORPORATION


                                          By /s/ Christopher S. Cardell
                                             -----------------------------------
                                             Christopher S. Cardell
                                             President


Date:  July 16, 2003
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                                  EXHIBIT INDEX


Exhibit:
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2.1       Asset Purchase Agreement, dated July 11, 2003, between DevX.com,
          Incorporated and Jupitermedia Corporation

99.1      Press Release, dated July 14, 2003, of Jupitermedia Corporation